SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Massachusetts Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  October
23, 1989

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,030.74 $1,346.31    $1,729.39

T   =  Average Annual
       Total Return                3.07%       6.13%      7.47%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 1,404,771

Expenses                         $   203,613

Reimbursement                    $

Average shares                     20,936,135

NAV                              $  9.31

Sales Charge                       4.75%

POP                              $  9.77

Yield at POP                       4.98%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.98%               4.98%
 ------      =       ------              =     9.37%
1-46.85%             .5315%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Massachusetts Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): July 15,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $ 1,000     $ 1,000   $ 1,000

ERV =  Ending Redeemable Value   $ 1,024.65  $1,341.83 $1,709.81

T   =  Average Annual
       Total Return                 2.47%      6.06%    7.31%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  423,470

Expenses                         $  106,309

Reimbursement                    $

Average shares                     9,035,408

NAV                              $ 9.30

Maximum Contingent Deferred
    Sales Charge                    5.0%

Yield at NAV                        4.57%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.57%               4.57%
 ------      =       ------              =    8.60%
1-46.85%             .5315%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Massachusetts Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): May 12,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,044.09 $1,342.98    $1,704.44

T   =  Average Annual
       Total Return                4.41%       6.08%      7.27%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  14,760

Expenses                         $   2,846

Reimbursement                    $

Average shares                     314,249

NAV                              $  9.31

Sales Charge                       3.25%

POP                              $  9.62

Yield at POP                       4.77%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.77%               4.77%
 ------      =       ------              =     8.97%
1-46.85%             .5315%